Restructuring Charges (Notes)	9 Months Ended
Sep. 30, 2019
Restructuring Cost and Reserve [Line Items]
Restructuring and Related Activities Disclosure [Text Block]
Restructuring Charges

In January 2019 and February 2018, the charterer, who was also the owner of the Toledo Spirit and Teide Spirit conventional tankers, sold the vessels to third parties. As a result of these sales, the Partnership returned the vessels to the owner and incurred seafarer severance payments of $3.0 million for the nine months ended September 30, 2019, ($0.4 million and $1.8 million for the three and nine months ended September 30, 2018), which were presented as restructuring charges in the Partnership's consolidated statements of income. As at September 30, 2019, the remaining balance of unpaid restructuring charges of $0.7 million (December 31, 2018 – $0.5 million) is included in accrued liabilities in the Partnership's consolidated balance sheets.